          NATIONS OUTLOOK VARIABLE ANNUITY (SERIES II, IIR AND III)
                           SEPARATE ACCOUNT SEVEN
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-101954

    SUPPLEMENT DATED MARCH 1, 2006 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

              SUPPLEMENT DATED MARCH 1, 2006 TO YOUR PROSPECTUS

On April 4, 2006, shareholders will vote on the proposed merger of AIM V.I. Premier Equity Fund into AIM V.I. Core Equity Fund. If the proposed merger is approved, all assets of AIM V.I. Premier Equity Fund will be transferred into AIM V.I. Core Equity Fund, and shareholders of AIM V.I. Premier Equity Fund will receive shares of AIM V.I. Core Equity Fund. If approved by the shareholders, the merger is scheduled to take place on or about May 1, 2006.

As a result, if any of your Contract Value is currently invested in AIM V.I. Premier Equity Fund Sub-Account, that Contract Value will be merged into AIM V.I. Core Equity Fund Sub-Account. If any portion of your future premium payments are allocated to AIM V.I. Premier Equity Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on April 27, 2006.

Effective as of the close of trading of the New York Stock Exchange on April 28, 2006, any Dollar Cost Averaging, InvestEase,(R) Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to AIM V.I. Premier Equity Fund Sub-Account will be updated to reflect the AIM V.I. Core Equity Fund Sub-Account.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Contract related to AIM V.I. Premier Equity Fund are deleted.

In addition, the AIM V.I. Core Equity Fund Sub-Account and Underlying Fund will be added to the prospectus by May 1, 2006, if the merger is approved by shareholders on April 4, 2006.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5153